Exhibit 10.11

SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

This SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (this “Agreement”) is made and entered into as of January 11, 2007, by and among RiskMetrics Group, Inc., a Delaware corporation (the “Company”), the Stockholders (as defined below), the Two Percent Stockholders (as defined below) and the Investors (as defined below), but with respect to the Investors, only for the limited purposes of Sections 3.1(d), 3.1(e), 3.2, 4.1 and 7 hereof.

RECITALS

WHEREAS, RiskMetrics Solutions, Inc. (f/k/a RiskMetrics Group, Inc.), a Delaware corporation (“RMG”), and the stockholders of RMG have previously entered into an Amended and Restated Stockholders Agreement, dated as of June 14, 2004 (the “Amended Agreement”), which amended and restated a Stockholders Agreement, dated as of August 24, 2000, to which RMG and certain of such stockholders were parties;

WHEREAS, the Company (f/k/a RMG Holdco, Inc. and which, as of the date of the Merger Agreement, was a direct, wholly-owned Subsidiary of RMG), RMG, RMG Merger Sub, Inc., a Delaware corporation and, as of such date, a wholly-owned Subsidiary of RMG LLC (as defined below) (“RMG Merger Sub”), ISS Merger Sub, Inc., a Delaware corporation and, as of such date, a wholly-owned Subsidiary of RMG LLC (“ISS Merger Sub”), Institutional Shareholder Services Holdings, Inc., a Delaware corporation (“ISS”), and RiskMetrics Group Holdings, LLC, a Delaware limited liability company and a direct, wholly-owned Subsidiary of the Company (“RMG LLC”), have entered into an Agreement and Plan of Merger, dated as of October 31, 2006, as amended (as amended, the “Merger Agreement”);

WHEREAS, pursuant to the Merger Agreement, on even date herewith, RMG Merger Sub has merged with and into RMG, with RMG continuing as the surviving corporation and an indirect, wholly-owned Subsidiary of the Company, and ISS Merger Sub has merged with and into ISS, with ISS continuing as the surviving corporation and an indirect, wholly-owned Subsidiary of the Company (collectively, the “Mergers”);

WHEREAS, pursuant to the Merger Agreement, in connection with the Mergers, the Company is issuing shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), to certain former holders of the common stock and the Series A Convertible Preferred Stock of ISS (collectively, the “Former ISS Stockholders”), as more particularly described in the Merger Agreement;

WHEREAS, pursuant to the Merger Agreement, (a) each Former ISS Stockholder that will own any shares of Common Stock immediately following the effective time of the Mergers (collectively, the “ISS Investors”), among other Persons, is required to execute this Agreement, and (b) each share of the common stock of RMG outstanding immediately prior to the Effective Time (as defined in the Merger Agreement) will automatically be converted into a share of Common Stock on a one-for-one basis;

WHEREAS, the parties hereto intend for the Company to execute and become a party to this Agreement in place of RMG through substitution and novation, and the parties to the Amended Agreement intend to execute and become parties to this Agreement;

WHEREAS, immediately following the effective time of the Mergers, the Company is filing with the Secretary of State of the State of Delaware an Amended and Restated Certificate of Incorporation;

WHEREAS, in connection with the Mergers and the other transactions contemplated by the Merger Agreement, among other things, on even date herewith, the Company and certain of its stockholders (including, without limitation, certain of the Former ISS Stockholders) are executing an Amended and Restated Investor Rights Agreement (as the same may be amended and/or restated from time to time after the date hereof, the “Investor Rights Agreement”), pursuant to which the parties thereto shall be subject to the provisions thereof;

WHEREAS, in connection with the Mergers and the other transactions contemplated by the Merger Agreement, among other things, the Company and its stockholders (including, without limitation, the ISS Investors) desire to amend and restate the Amended Agreement as set forth herein;

WHEREAS, because all of the Persons that were stockholders of the Company as of the date of the Amended Agreement executed and became parties to the Amended Agreement, the provisions in the Amended Agreement with respect to Non-Executing Stockholders (as defined therein) are being deleted from this Agreement; and

WHEREAS, pursuant to and consistent with Section 6 of the Amended Agreement, this Agreement may not be executed by all of the parties to the Amended Agreement, but will nonetheless be binding on all such parties.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the Company and its stockholders, intending to be legally bound, hereby agree as follows:

SECTION 1

DEFINITIONS

1.1           Certain Defined Terms. As used herein, the following terms shall have the following meanings:

“ABS Ventures Stockholders” means ABS Ventures VIII L.P., any Affiliate thereof that, after the date hereof, acquires Capital Stock and any transferee thereof to whom shares of Capital Stock are transferred in accordance with the provisions of this Agreement and the Investor Rights Agreement, and the term “ABS Ventures Stockholder” shall mean any such Person.

“Affiliate” of a specified Person means a Person that, directly or indirectly, controls, is controlled by, or is under common control with, the specified Person. For this purpose, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning set forth in the Introduction.

“Amended Agreement” has the meaning set forth in the Recitals.

“Berman” means Marc Ethan Berman.

“Board” means the board of directors of the Company.

“Capital Stock” means any and all shares of capital stock of the Company however designated and whether voting and/or nonvoting, including, without limitation, Common Stock, whether outstanding on the date hereof or issued after the date hereof.

“Cause” means, with respect to the removal or termination of a Company Person, any one or more of the following:  (i) any action by such individual which constitutes dishonesty relating to the Company, a willful violation of law (other than traffic offenses and similar minor offenses) or a fraud against the Company; (ii) the individual is charged by indictment for, is convicted of or pleads guilty to, a felony or other crime; (iii) gross negligence or willful misconduct by the individual relating to the Company or his or her services to the Company; (iv) any violation by the individual of his or her fiduciary obligations to the Company; (v) in the case of an employee of the Company, willful failure to comply with any material instruction of the Board or any senior executive of the Company who supervises such employee; and (vi) in the case only of a member of the Board (other than a Director who is an Investor Designee), the Disability of such individual.

“Change of Control” means (i) any merger, consolidation or reorganization of the Company into or with any other Person or Persons (except a merger, consolidation or reorganization with or into a wholly-owned Subsidiary of the Company or a merger, consolidation or reorganization in which either (A) the Company’s voting stock outstanding immediately prior to such transaction continues to represent a majority by voting power of the voting stock outstanding immediately following such transaction on a fully diluted basis or (B) the shares of capital stock issued in exchange for the Company’s voting stock outstanding immediately prior to such transaction represent a majority by voting power of the voting stock of the continuing or resulting entity immediately following such transaction on a fully diluted basis); (ii) any issuance, sale or other disposition (or series of related sales or dispositions) of the capital stock of the Company by the Company and/or stockholders in which the stockholders immediately prior to such event do not hold a majority by voting power of the outstanding stock of the Company immediately after such event (on a fully diluted basis) (other than in a public offering); or (iii) any sale, license, lease or disposition of all or substantially all of the assets of the Company.

“Chief Executive Officer” means the Chief Executive Officer of the Company.

“Common Stock” has the meaning set forth in the Recitals.

“Company” has the meaning set forth in the caption of this Agreement.

“Company Person” has the meaning set forth in Section 3.1(c)(iii)(A) hereof.

“DGCL” means the Delaware General Corporation Law as in effect from time to time.

“Director” means a member of the Board.

“Disability” means the inability of an employee or member of the Board to perform all or a substantial part of his or her services, or in the case of a Board member, any of his or her material duties, as a result of mental or physical defect or illness for a period of 90 consecutive days or 120 non-consecutive days during any 12 month period as determined by the Board in good faith, which determination shall be made by the members of the Board who are not the subject of such determination.

“Fair Market Value” means, with respect to any shares of Capital Stock, the amount that would be allocated to that Capital Stock if all of the shares of Capital Stock of the Company were sold at the fair market value thereof. The determination of Fair Market Value shall be made by the Board in good faith and shall be final and binding on the Company and the relevant Stockholders unless otherwise provided in this Agreement. Such determination by the Board shall not include the vote of any Director whose Capital Stock is subject to the purchase in connection with which such determination is being made.

“Family Trusts” means trusts under which no immediate beneficial interest in any of the shares of Capital Stock held by such trust is vested in any Person other than an employee of the U.K. Subsidiary and/or such employee’s Privileged Relations. For purposes of this definition, a Person shall be considered “beneficially interested” in a share of Capital Stock if such share or any income related thereto is transferred or paid or applied or appointed to or for the benefit of such Person, or any voting or other rights attaching thereto are exercisable by or as directed by such Person pursuant to the terms of such trust or as the result of an exercise of a power or discretion conferred by such terms on any Person or Persons.

“Fiscal Year” shall initially mean the calendar year, or such other 12 month period approved by the Board.

“Former ISS Stockholders” has the meaning set forth in the Recitals.

“fully diluted basis” shall be calculated, as of any date of determination, on the basis of all outstanding shares of Capital Stock; provided that for this purpose, all options, warrants or other rights of any kind to acquire shares of Capital Stock and all securities exercisable, convertible or exchangeable (directly or indirectly) into shares of Capital Stock outstanding at such time and exercisable, convertible or exchangeable at such time shall, to the extent they are “in the money” only, be deemed to have been fully exercised, converted or exchanged, as the case may be, and the shares of Capital Stock issuable as a result thereof shall be deemed to have been fully issued and to form part of the holdings of the Person(s) entitled to receive such shares of Capital Stock; provided further that, for purposes hereof, shares of Capital Stock underlying options or other rights to acquire shares of Capital Stock shall be deemed to be outstanding in accordance with the foregoing only to the extent that such options or other rights are vested as of such date of determination.

“GA Stockholders” means General Atlantic Partners 78, L.P., GapStar, LLC, GAP Coinvestments III, LLC, GAP Coinvestments IV, LLC, GAPCO GmbH & Co. KG, any Affiliate thereof that, after the date hereof, acquires shares of Capital Stock and any transferee thereof to whom shares of Capital Stock are transferred in accordance with the provisions of this Agreement and the Investor Rights Agreement, and the term “GA Stockholder” shall mean any such Person.

“Instrument of Adherence” means the Instrument of Adherence, substantially in the form attached as Annex I hereto.

“Investor Designee” means each Director appointed by the Investors as set forth in Section 2.1(b) of the Investor Rights Agreement.

“Investor Rights Agreement” has the meaning set forth in the Recitals.

“Investors” means the Spectrum Stockholders, the GA Stockholders, the TCV Stockholders, the ABS Ventures Stockholders and the W Capital Stockholders. The initial Investors are listed on Schedule A-3 hereto.

“ISS” has the meaning set forth in the Recitals.

“ISS Investors” has the meaning set forth in the Recitals.

“ISS Merger Sub” has the meaning set forth in the Recitals.

“Joining Price” has the meaning set forth in Section 3.1(d)(i) hereof.

“Joining Terms” has the meaning set forth in Section 3.1(d)(i) hereof.

“Merger Agreement” has the meaning set forth in the Recitals.

“Mergers” has the meaning set forth in the Recitals.

“Option Plans” shall mean the Company’s 2007 Omnibus Incentive Compensation Plan and any other stock option or incentive compensation plan adopted and approved by the Board in accordance with the provisions of this Agreement.

“Person” means an individual, corporation, limited liability company, partnership, association, trust or other legal entity.

“Privileged Relation” means, with respect to an individual who is an employee of the UK Subsidiary, the husband or wife of such individual and all the lineal descendants and ascendants in direct line of such individual and the brothers and sisters of such individual and their lineal descendants and a husband or wife or widower or widow of any of the above persons and for the purposes aforesaid a step-child or adopted child or illegitimate child of any person shall be deemed to be his or her lineal descendant.

“Proposed Purchaser(s)” has the meaning set forth in Section 3.1(d)(i) hereof.

“Purchase Offer” has the meaning set forth in Section 3.1(d)(i) hereof.

“Qualified Public Offering” means the Company’s sale of shares of Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement on Form S-1 (or a successor form) under the Securities Act, at an aggregate purchase price of at least $40,000,000 which is based on a valuation of the Company of not less than two hundred million dollars ($200,000,000).

“Requisite Parties” has the meaning set forth in Section 3.1(e)(ii)(A) hereof.

“RMG” has the meaning set forth in the Recitals.

“RMG Merger Sub” has the meaning set forth in the Recitals.

“Securities Act” means the Securities Act of 1933, as amended, and any successor statute.

“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute.

“Selling Holder(s)” has the meaning set forth in Section 3.1(d) hereof.

“Spectrum Stockholders” means Spectrum Equity Investors IV, L.P., Spectrum Equity Investors Parallel IV, L.P., Spectrum Investment Managers’ Fund, L.P., any Affiliate thereof that, after the date hereof, acquires shares of Capital Stock and any transferee thereof to whom shares of Capital Stock are transferred in accordance with the provisions of this Agreement and the Investor Rights Agreement, and the term “Spectrum Stockholder” shall mean any such Person.

“Stock” means shares of Common Stock.

“Stockholder” or “Stockholders” means the parties to this Agreement who own shares of Capital Stock immediately after the consummation of the Mergers, and any other Person who becomes a holder of shares of Capital Stock after the date hereof (including through the exercise of options granted under any of the Option Plans) and who becomes a party to this Agreement by executing and delivering to the Company an Instrument of Adherence, other than an Investor or Two Percent Stockholder. The Stockholders are listed on Schedule A-1 hereto.

“Subsidiary” means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at the time directly or indirectly owned by the Company.

“TCV Stockholders” means TCV V, L.P. and TCV Member Fund, L.P., any Affiliate thereof that, after the date hereof, acquires shares of Capital Stock and any transferee thereof to whom shares of Capital Stock are transferred in accordance with the provisions of this Agreement and the Investor Rights Agreement, and the term “TCV Stockholder” shall mean any such Person.

“Two Percent Stockholder” or “Two Percent Stockholders” means any holder or holders of shares of Capital Stock who at any time of determination owns two percent (2%) or more of the outstanding shares of Capital Stock on a fully diluted basis and who is a party to this Agreement and the Investor Rights Agreement as of the date hereof, or who hereafter becomes a party to this Agreement and the Investor Rights Agreement by executing and delivering an Instrument of Adherence, other than an Investor. The Two Percent Stockholders are listed on Schedule A-2 hereto.

“Transaction” has the meaning set forth in Section 3.1(d) hereof.

“Transfer” has the meaning set forth in Section 3.1(a) hereof.

“UK Stock” means (for as long as they are held by the trustees of any Family Trusts), the shares of Capital Stock originally acquired by such trustees and any additional shares of Capital Stock issued to such trustees as the result of additional capitalization of the Company or acquired by such trustees as the result of the exercise by such trustee of any right pursuant to or arising out of the holding of such shares of Capital Stock.

“UK Stockholder” means a Stockholder who is an employee of the UK Subsidiary.

“UK Subsidiary” means RiskMetrics (UK) Limited, a company organized under the laws of England and Wales and a wholly owned subsidiary of the Company.

“W Capital Stockholders” means W Capital Partners, L.P. and W Capital Partners 2003, L.P., any Affiliate thereof that, after the date hereof, acquires Capital Stock and any transferee thereof to whom shares of Capital Stock are transferred in accordance with the provisions of this Agreement and the Investor Rights Agreement, and the term “W Capital Stockholder” shall mean any such Person.

SECTION 2

ELECTION OF DIRECTORS

2.1           Board of Directors. Each Stockholder shall vote (or shall cause to be voted) all shares of Capital Stock owned or controlled by such Stockholder (including any shares of Capital Stock hereafter acquired) at any regular or special meeting of stockholders of the Company, shall take all action by written consent in lieu of such meeting of stockholders, and shall take all other actions necessary, to elect the nominees for the Board as designated by the Investors (other than the ABS Ventures Stockholders and W Capital Stockholders) and the Two Percent Stockholders in accordance with Section 2 of the Investor Rights Agreement.

2.2           Termination of Provision upon Qualified Public Offering. The provisions of this Section 2 shall terminate upon the consummation by the Company of a Qualified Public Offering.

SECTION 3

RESTRICTIONS ON TRANSFER OF CAPITAL STOCK

3.1           Restrictions on Transfers of Capital Stock.

(a)           General. No transfer, sale, assignment, grant of a participation in, gift, pledge, encumbrance, hypothecation, exchange or other disposition (herein collectively called a “Transfer”) of all or any fraction of the shares of Capital Stock held by any Stockholder may be made except (i) in accordance this Agreement (including, without limitation, Sections 3.1(c), 3.1(d), 3.1(e) and 3.1(g) of this Agreement); or (ii) unless otherwise specifically provided for in this Agreement or approved in writing by the Board (whether as a repurchase by the Company or a Transfer to another Person which may be but is not required to be a then-existing stockholder); provided, however, that a Transfer by operation of law to the estate or personal representative of a deceased or Disabled Stockholder (which estate or representative will then be subject to the same restrictions on Transfer as all other Stockholders) shall not require the consent of the Board, but shall in all respects be subject to Sections 3.1(b) and 3.2.

(b)           Securities Laws; Restrictive Legend. Notwithstanding any other provisions of this Section 3.1, any Transfer of all or part of the shares of Capital Stock held by any Stockholder may only be made if:

(i)            such Transfer would not result in a violation of applicable law, including the Securities Act and any state securities or “Blue Sky” laws applicable to the Company or the shares of Capital Stock to be Transferred;

(ii)           such Transfer would not result in the Company being required to register under section 12(g) of the Securities Exchange Act, except in the case of a Qualified Public Offering or exercise by any Stockholder of any registration rights to which it is entitled;

(iii)          if requested by the Board, the Stockholder shall have provided an opinion of counsel satisfactory to the Board as to the matters set forth in this Section 3.1(b) and such other matters as they may reasonably request; and

(iv)          the certificates representing the shares of stock issued to the transferee bear appropriate legends reflecting the restrictions on Transfer contained in this Agreement substantially to the following effect (which is the same legend required on all stock certificates held by parties to this Agreement):

THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE OR FOREIGN JURISDICTION. SUCH SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE STATE OR FOREIGN

SECURITIES LAWS, PURSUANT TO REGISTRATION THEREUNDER OR EXEMPTION THEREFROM. IN ADDITION, TRANSFER OR OTHER DISPOSITION OF SUCH SHARES IS FURTHER RESTRICTED BY THE SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT, DATED AS OF JANUARY 11, 2007. PURCHASERS OF THE SHARES EVIDENCED BY THIS CERTIFICATE SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THEIR INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

(c)           Rights of First Offer.

(i)            Sale by Employees or Directors (other than a Director who is an Investor Designee) of the Company.

(A)          Except with respect to Transfers made in compliance with Section 3.1(d) (Tag-Along Rights) and 3.1(e) (Drag Along-Rights) and Transfers to the Company that are approved by the Board, no Stockholder who is an employee of the Company or a Board member (other than a Director who is an Investor Designee) (a “Company Person”) shall have the right to Transfer shares of Capital Stock without first notifying the Company and obtaining approval by the Board, such approval to be given in the Board’s sole discretion.

(B)           If any Company Person shall cease to be an employee of the Company or a Director (other than a Director who is an Investor Designee) for any reason, unless otherwise provided in an employment agreement or any other separate agreement between the Company and the applicable employee, the Company may elect to purchase, or the Company shall be required to purchase, as the case may be, all of the shares of Capital Stock held by such Stockholder (including any shares of Capital Stock previously acquired upon the exercise of options granted under the Option Plans or under any other agreement, whether before or after termination of employment), as provided below and on the following terms:

(1)           Termination or Removal for Cause.

(x)            If a Company Person is terminated or removed for Cause, such Company Person will forfeit any unexercised vested stock options as provided in the Company’s Option Plans, in each case without consideration. If a Company Person is terminated or removed for Cause, the Company shall, within ninety (90) days after the date of termination or removal, purchase from such Company Person any shares of Capital Stock held by such Company Person for an amount equal to the lower of (A) 50% of the Fair Market Value of such shares of Capital Stock and (B) 50% of the consideration originally paid by such employee or Board member for such shares of Capital Stock (or, in the case of a Director (other than a Director who is an Investor Designee) who acquired such shares of Capital Stock without payment as compensation for serving as a Director, 50% of the Fair Market Value of such shares of Capital Stock on the date of issuance). For the avoidance of doubt, in the case of an employee who acquired shares of Capital Stock without payment, the repurchase price payable by the Company for such shares of Capital Stock shall be zero dollars ($0.00) for the purposes of this Section 3.1(c)(i)(B)(1)(x).

(y)           For purposes of this Section 3.1(c)(i), Cause shall have the meaning given to it in this Agreement; provided, however, that, in the case of an employee, if the employee is employed pursuant to an employment or service agreement, excluding any terms and conditions of employment applicable to employees of the U.K. Subsidiary generally, Cause shall have the meaning given to it under that agreement.

(2)           Termination or Removal Without Cause. If a Company Person is terminated or removed by the Company without Cause, the Company may elect, by notice given within fourteen (14) months after the date of termination or removal, to purchase (x) any shares of Capital Stock held by such Company Person, for an amount equal to the Fair Market Value of such shares of Capital Stock and (y) any unexercised vested stock options then held by Company Person for an amount equal to the excess, if any, of the Fair Market Value of the shares of Capital Stock subject to such options over the aggregate exercise price of such options, but not less than ($.01) per share.

(3)           Voluntary Termination or Resignation.

(x)            If a Company Person voluntarily terminates his or her employment with the Company or resigns from (or otherwise completes his or her term of service on) the Board, and within twelve (12) months from the date of such termination or resignation (or completion) becomes employed by, or serves as a director of, a competitor of the Company, as determined by the Board in good faith, the Company shall, by notice given within fourteen (14) months after the date of termination or resignation (or completion), purchase from such Company Person any shares of Capital Stock held by such Company Person for an amount equal to the lower of (A) 50% of the Fair Market Value of such shares of Capital Stock and (B) 50% of the consideration originally paid by such employee or Board member for such shares of Capital Stock (or, in the case of a Board member who acquired such shares of Capital Stock without payment as compensation for serving as a Board member, 50% of the Fair Market Value of such shares of Capital Stock on the date of issuance). For the avoidance of doubt, in the case of an employee who acquired shares of Capital Stock without payment, the repurchase price payable by the Company for such shares of Capital Stock shall be zero dollars ($0.00) for the purposes of this Section 3.1(c)(i)(B)(3)(x).

(y)           If a Company Person voluntarily terminates his or her employment with the Company or resigns from (or otherwise completes his or her term of service on) the Board, but does not within twelve (12) months from the date of such termination or resignation (or completion) become employed by, or serve as a director of, a competitor of the Company, as determined by the Board in good faith, the Company may elect, by notice given within fourteen (14) months after the date of termination or resignation (or completion), to purchase from such Company Person (x) any shares of Capital Stock held by such Company Person for an amount equal to the Fair Market Value of such shares of Capital Stock and (y) any unexercised vested stock options then held by such Company Person for an amount equal to the excess, if any, of the Fair Market Value of the shares of Capital Stock subject to such options over the aggregate exercise price of such options, but not less than $.01 per share.

(z)            If the Company’s option to purchase is exercised prior to one year after the date of termination, payment to be made pursuant to Section 3.1(c)(i)(B)(3)(x) or 3.1(c)(i)(B)(3)(y) above in connection with such purchase may, in the Board’s discretion, be deferred until one (1) year after the date of termination in order for the Board to determine whether Section 3.1(c)(i)(B)(3)(x) or 3.1(c)(i)(B)(3)(y) shall apply and such payment shall be made promptly after one year following the date of termination (without interest), unless the Board determines that payment at such time would materially adversely affect the Company or its financial condition. If the Board determines that such payment would materially adversely affect the Company or its financial condition, in the Board’s discretion, payments may be made hereunder in three equal annual installments (without interest) over a three (3) year period, beginning one year after termination or resignation (or completion).

(4)           Termination by the Company in Violation of Employment Agreement. Notwithstanding the provisions of Section 3.1(c)(i)(B)(2) above with respect to termination without Cause, if the Company terminates the employment of any employee who is also a Stockholder in violation of such employee’s employment or service agreement with the Company (excluding any terms and conditions of employment applicable to Berman and employees of the U.K. Subsidiary generally), if any, the Company shall not have the right to repurchase any shares of Capital Stock held by such employee; provided, however, that such employee shall have the right, at any time up to ninety (90) after the date of such termination, upon written notice to the

Company, to require the Company to repurchase, within ninety (90) days after the date of such notice, such shares of Capital Stock (including unvested stock options, which shall immediately vest upon such termination) for an amount equal to the Fair Market Value of such shares of Capital Stock as of the date such employee elects to require the Company to purchase such shares of Capital Stock.

(5)           Death or Disability. If a Company Person dies or suffers a Disability, such Company Person’s estate or legal representative, as the case may be, shall have the option to require the Company to purchase, by notice to the Company within thirty (30) days after the date of the appointment of the executor or determination of Disability, (x) all of the shares of Capital Stock then held by such Company Person and (y) any unexercised vested stock options then held by such Company Person. If the estate, or legal representative, as the case may be, elects to have the Company purchase the shares of Capital Stock and stock options, the Company shall, within ninety (90) days after the date of the appointment of the executor or determination of Disability, purchase from the estate, or legal representative, as the case may be, all of the shares of Capital Stock and stock options then held by such Company Person, in the case of shares of Capital Stock, for an amount equal to the Fair Market Value of such shares of Capital Stock and, in the case of stock options, for an amount equal to the excess, if any, of the Fair Market Value of the shares of Capital Stock subject to such options over the aggregate exercise price of such options, but not less than $.01 per share, payable in cash unless the Board determines that payment at such time would materially adversely affect the Company or its financial condition. If the Board determines that payment for any shares of Capital Stock purchased at any closing under this Section 3.1(c)(i)(B)(5) would materially adversely affect the Company or its financial condition, in the Board’s discretion, payments may be made hereunder, in three (3) equal annual installments (without interest) over a three (3) year period with the first installment due one year after the closing date of the purchase and sale of shares of Capital Stock under this Section 3.1(c)(i)(B)(5).

(6)           Valuation.

(x)            Fair Market Value of any shares of Capital Stock to be purchased hereunder shall be determined by the Board in good faith, in each case, as of the date of termination (including as a result of death or Disability if the estate or legal representative elects to have the Company purchase the shares of Capital Stock within 30 days after the appointment of the executor or determination of Disability as provided in Section 3.1(c)(i)(B)(5) above), except as provided in Section 3.1(c)(i)(B)(4) above.

(y)           For purposes of this Section 3.1(c)(i)(B) only, any matter to be decided by the Board shall be determined by the vote of a majority of the members of the Board excluding any Board member whose shares of Capital Stock is subject to the purchase in connection with which such decision is being made by the Board.

(7)           Closing. The closing of purchases of shares of Capital Stock from Company Persons, other than purchases of shares of Capital Stock pursuant to Section 3.1(c)(i)(B)(4) above, shall take place on the date designated in the notice of exercise by the Company but not later than thirty (30) days after the date of the notice, or on the date designated in the notice of exercise by the estate or legal representative of the Stockholder pursuant to Section 3.1(c)(i)(B)(5) above but not earlier than thirty (30) days and not later than ninety (90) days after the date of the notice. The closing of purchases of shares of Capital Stock pursuant to Section 3.1(c)(i)(B)(4) above shall take place at such time as set forth in that paragraph. The closing of any purchases of shares of Capital Stock, including purchases pursuant to Section 3.1(c)(i)(B)(4) above, shall take place in each case at 10:00 A.M. local time at the principal offices of the Company, or at such other date, time or place as the parties to the sale may agree. At the closing, the selling Stockholder shall sell, transfer and deliver to the Company full right, title and interest in and to the shares of Capital Stock purchased by the Company, free and clear of all liens, security interests, adverse claims or restrictions of any kind and nature (except as otherwise set forth in this Agreement). Simultaneously with such transfer of title, the Company shall deliver to the selling Stockholder, by wire transfer of immediately available funds to such bank account as the selling Stockholder shall designate, the purchase price for the shares of Capital Stock being purchased, except if the Company elects to defer payment pursuant to Section 3.1(c)(i)(B)(3)(z) or 3.1(c)(i)(B)(5) above.

(8)           Stock Remains Subject to Agreement. Any shares of Capital Stock that the Company does not elect to purchase or that the employee (or his or her estate or legal representative) does not elect to sell shall remain subject to all of the terms of this Agreement, including, but not limited to, all of the restrictions on Transfer and rights of “drag along” and “tag along” contained in this Section 3.

(9)           The provisions of this Section 3.1(c)(iii) shall also apply to consultants of the Company who are Stockholders as if they were employees of the Company and to employees of the U.K. Subsidiary (provided that references to the employment and cessation of employment with the Company shall, in the case of such employees, be read as employment and cessation of employment with the U.K. Subsidiary).

(C)           Notwithstanding anything contained in this Section 3.1(c)(iii) to the contrary, the provisions of this Section 3.1(c)(iii) shall not apply to the employment or directorship of Berman.

(ii)           Sale after Qualified Public Offering. Notwithstanding anything to the contrary contained in this Agreement, in the event of a Qualified Public Offering, any Stockholder may thereafter sell its shares of Capital Stock in the open market or pursuant to a registered public offering or otherwise in compliance with all applicable federal, state and local securities laws but without regard to the restrictions contained in any section hereto other than this Section 3.1(c)(iv). Any Stockholder who is a Company Person who holds in excess of one percent (1%) of the outstanding shares of Capital Stock of the Company (on a fully diluted basis) may only sell his or her shares of Capital Stock commencing six (6) months after the date of a Qualified Public Offering on the terms below. In the event of a Qualified Public Offering, such Stockholder who is a Company Person may sell up to fifty percent (50%) of his or her shares of Capital Stock per year thereafter on a cumulative basis; provided, that in the event of any public offering by the Company from time to time, at the request of the Chief Executive Officer, any Stockholder who is a Company Person shall agree to refrain from selling any of his or her shares of Capital Stock for a period of up to 180 days after such public offering.

(iii)          Right to Transfer. Any Stockholder who is a natural person may transfer shares of Capital Stock to his or her spouse or lineal descendants or to any trust of which such spouse or lineal descendant is a beneficiary and of which such Stockholder is a trustee, without compliance with the provisions of this Section 3.1(c); provided, that such Stockholder has previously notified the Company of such transfer in writing and the transferee agrees in writing to be bound by the terms of this Agreement by executing an Instrument of Adherence, including, but not limited to, Section 3.1(c)(iii) if the employment of the transferor is terminated.

(iv)          Termination. The provisions of this Section 3.1(c) shall terminate upon the completion by the Company of a Qualified Public Offering; provided, that from and after the completion of such Qualified Public Offering, all Stockholders shall have the right to transfer their shares of Capital Stock by way of sales in the open market or otherwise, as provided in Section 3.1(c)(ii), and Section 3.1(c)(ii) shall continue in effect.

(d)           Co-Sale Rights. Except with respect to Transfers made in accordance with Section 3.1(e) hereof, but subject to the procedures set forth in Section 3.3 of the Investor Rights Agreement with respect to Transfers of shares of Capital Stock by the Investors or a Two Percent Stockholder, if any one or more of the Investors or Two Percent Stockholders (the “Selling Holder(s)”) proposes in a single transaction or series of related transactions to Transfer to a third party that is not a stockholder of the Company, shares of Capital Stock which, in the aggregate, represents more than fifty percent (50%) of the shares of Capital Stock of the Company on a fully diluted basis (a “Transaction”), then such Selling Holder(s) shall refrain from effecting a Transaction unless, prior to the consummation thereof, each Stockholder and Two Percent Stockholder other than the Selling Holder(s) shall have been afforded the opportunity to join in such Transfer as hereinafter provided. Any purported Transfer subject to this Section 3.1(d) not made in compliance with this Section 3.1(d) shall be void and shall not be recorded upon the books and records of the Company.

(i)            Prior to the consummation of any Transaction, the Selling Holder(s) shall cause each Person or Persons that propose to acquire shares of Capital Stock in the Transaction (the “Proposed Purchaser(s)”) to offer (the “Purchase Offer”) in writing to each other Stockholder and Two Percent Stockholder to purchase that number of shares of Capital Stock from each such other Stockholder and Two Percent Stockholder that constitutes the same percentage of the aggregate shares of Capital Stock held by such other Stockholder or Two Percent Stockholder as the percentage determined by dividing the number of shares of Capital Stock to be purchased from the Selling Holder(s) by the aggregate number of shares of Capital Stock held by the Selling Holder(s) at the same price per share (on an as converted basis) (the “Joining Price”), and on such other terms and conditions (the “Joining Terms”), as the Proposed Purchaser(s) has offered to purchase shares of Capital Stock to be sold by the Selling Holder(s). Each Stockholder and Two Percent Stockholder shall have at least 30 days after the receipt of the Purchase Offer in which to accept the Purchase Offer.

(ii)           The provisions of this Section 3.1(d) shall not apply to a sale of shares of Capital Stock in a Qualified Public Offering. In connection with a Transfer subject to this Section 3.1(d), the Selling Holder(s) shall notify each Person in such Transfer that is not a party to this Agreement that such Transfer is subject to this Agreement and shall ensure that no Transfer is consummated without compliance with this Section 3.1(d) or otherwise with this Agreement.

(iii)          The provisions of this Section 3.1(d) shall terminate upon the completion by the Company of a Qualified Public Offering.

(iv)          As a precondition of a Transfer subject to this Section 3.1(d), the purchaser of such shares shall become a party to this Agreement by executing and delivering to the Company an Instrument of Adherence, shall be a “Stockholder,” “Investor” or “Two Percent Stockholder” under this Agreement, to the extent applicable, shall be subject to the provisions of this Agreement and such shares shall continue to be subject to the provisions of this Agreement.

(v)           Notwithstanding anything contained herein to the contrary: (i) nothing in this Section 3.1(d) shall reduce or otherwise affect the rights and obligations of the Investors and any Two Percent Stockholder under the Investor Rights Agreement; and (ii) Stockholders and Two Percent Stockholders holding a majority-in-interest of the outstanding shares of Capital Stock as among all Stockholders and Two Percent Stockholders in the aggregate shall have the right to waive the applicability of this Section 3.1(d) to a particular Transfer, which waiver shall bind all Stockholders and Two Percent Stockholders in relation to such Transfer.

(e)           Drag-Along Rights. With respect to all Stockholders, the following provisions of this Section 3.1(e) shall apply:

(i)            In the event that holders of at least 50% of the then issued and outstanding shares of Common Stock (the “Requisite Parties”) approve a bona fide written offer that proposes a Change of Control transaction that is approved by the Board pursuant to Section 2.6(b) of the Investor Rights Agreement, then each Stockholder shall take all action necessary or expedient to approve and consummate such transaction (including the replacement of any Director, if necessary) and shall consent to and vote its shares of Capital Stock for such Change of Control transaction, and if such Change of Control transaction is structured as (A) a merger, consolidation, reorganization or similar business transaction involving the Company or a sale, license, lease or disposition of all or substantially all of the Company’s assets, each Stockholder shall waive any dissenters’ rights, appraisal rights or similar rights in connection with such merger, consolidation or sale, license, lease or disposition, or (B) a sale of the stock of the Company, each Stockholder shall agree to sell its shares of Capital Stock on the terms and conditions approved by the Requisite Parties.

(ii)           If a Stockholder fails or refuses to vote or sell its shares of Capital Stock as required by this Section 3.1(e), then such party hereby irrevocably constitutes and appoints the Requisite Parties and any representative or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority (such power and authority coupled with an interest in the shares of Capital Stock) in the place and stead of such Stockholder and in the name of such party or in its own name, for the purpose of carrying out the terms of this Section 3.1(e), to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Section 3.1(e). Such Stockholder hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof.

(iii)          At the closing of such Change of Control transaction: (x) if required by the definitive agreements governing such Change of Control transaction, the Stockholders shall deliver certificates representing the shares of Capital Stock being sold, duly endorsed for transfer, and such Capital Stock shall be free and clear of any liens, encumbrances and adverse claims (other than those arising hereunder and those attributable to actions by the purchasers thereof) and the Stockholders shall so represent and warrant, and shall further represent and warrant that they are the sole beneficial and record owner of such Capital Stock; (y) the purchaser in such Change of Control transaction or a paying agent (if so provided in the definitive agreements governing such Change of Control transaction) shall deliver to the Stockholders payment in full in immediately available funds for the shares of Capital Stock purchased by it; and (z) the parties to such Change of Control transaction shall execute such additional documents as are otherwise necessary or appropriate to effectuate the Change of Control transaction; provided, however, that, notwithstanding anything to the contrary in this Agreement, none of the Stockholders shall be obligated to make any representations, warranties, covenants (other than reasonable covenants regarding confidentiality, publicity and similar matters) or indemnities with respect to the business of the Company or any Subsidiary in any document delivered in connection with such Change of Control transaction, except that to the extent that the purchaser in such Change of Control transaction requires, as a condition to such Change of Control transaction, that a portion of the purchase price paid in such Change of Control transaction be placed in escrow to secure the Company’s obligations arising from a breach of its representations, warranties and/or covenants in the definitive agreement governing such Change of Control transaction, the Stockholders shall participate in such escrow on a pro rata basis calculated based upon the amount of the purchase price paid to each such Stockholder, provided that in no event shall any Stockholder’s indemnification obligations under a Change of Control transaction exceed the proceeds payable to such Stockholder. Each Stockholder shall receive the same form and amount of consideration as the Requisite Parties receive in connection with such Change of Control transaction, except to the extent necessary to comply with applicable securities laws, in which case, such Stockholder shall instead receive a cash payment of equal value.

(iv)          The provisions of this Section 3.1(e) shall terminate upon the completion by the Company of a sale by the Company of shares of Common Stock in a firm commitment underwritten public offering pursuant to a registration statement under the Securities Act that (1) is at a per share public offering price (before underwriters’ discounts and expenses) of at least $18.75 (as adjusted for any stock splits, stock dividends, combinations or other similar recapitalizations affecting such shares); (2) has aggregate gross proceeds to Company of at least $75,000,000 and (3) will result in the registration and trading of the Common Stock on the NASDAQ National Market or the New York Stock Exchange.

(f)            No Transfers to Minors. In no event shall all or any part of the shares of Capital Stock held by any Stockholder be Transferred to a minor or an incompetent except in trust or pursuant to the Uniform Gifts to Minors Act.

(g)           Transfers to Family Trusts.

(i)            Notwithstanding Section 3.1(c), 3.1(d) or 3.1(e), or any other provision to the contrary contained in this Agreement, a U.K. Stockholder may, at any time or from time to time, transfer all or any amount of his or her shares of Capital Stock (other than any shares of Capital Stock in respect of which the provisions of Section 3.1(c)(iii)(B) have taken effect by virtue of such Stockholder ceasing to be an employee of the Company or the UK Subsidiary) to trustees to be held in Family Trusts for the benefit of such Stockholder or his or her Privileged Relations (a “Permitted UK Transfer”). Subject to Section 3.1(g)(iv) below, such a transfer or any other Permitted U.K. Transfer under this Section 3.1(g) shall not trigger the provisions of Section 3.1(d) (Tag-Along Rights) or 3.1(e) (Drag-Along Rights).

(ii)           Where shares of Capital Stock have been issued by the Company directly to trustees of Family Trusts at the request of an employee of the U.K. Subsidiary who is entitled to receive such shares of Capital Stock (or otherwise) or where shares are Transferred under Section 3.1(g)(i) above or under paragraph (A) of this Section 3.1(g)(ii) to trustees of Family Trusts, the trustees and their successors in office, as the case may be, may (subject to the provisions of Section 3.1(g)(i)) Transfer all or any of the shares of U.K. Stock:

(A)          to the trustee or trustees of the applicable Family Trust on any change of trustee; and

(B)           to the U.K. Stockholder upon the termination of or pursuant to the terms of the Family Trust concerned or in consequence of the exercise of any such power or discretion vested in the trustee thereof.

(iii)          If and whenever any trust holding shares of U.K. Stock ceases to qualify as a Family Trust, the trustee holding such shares of U.K. Stock shall notify the Board in writing that such event has occurred and the trustees shall be bound, if and when required in writing by the Board so to do, to sell such shares of U.K. Stock to the Company in accordance with Section 3.1(c)(iii) at the price specified in Section 3.1(c)(iii)(B)(6).

(iv)          (A)  The provisions of Sections 3.1(c)(iii)(A) and 3.1(c)(iii)(B) (with respect to the sale to the Company of shares of Capital Stock by employees upon termination of employment) shall apply to any Stockholder that is a Family Trust, where the employee by reference to whom the trust is a Family Trust ceases to be an employee of the U.K. Subsidiary and the Family Trust shall be required to sell shares of U.K. Stock on such terms as would apply if the Family Trust were that employee.

(b)  Notwithstanding that Permitted UK Transfers hereunder shall not trigger the provisions of Sections 3.1(c), 3.1(d) and 3.1(e), any sale or Transfer of shares of Capital Stock held by a U.K. Stockholder or a Family Trust which sale or Transfer is not a Permitted UK Transfer shall be subject to all of the applicable Transfer provisions of this Section 3.

(v)           At least thirty (30) days prior to any Permitted UK Transfer, the U.K. Stockholder shall deliver written notice to the Company of such Transfer which notice shall include the number of shares of Capital Stock to be transferred, the identity of the Family Trust and the trustees and beneficiaries thereof, and the date on which the Transfer is expected to occur. For the purpose of ensuring that a Transfer of shares of Capital Stock is a Permitted UK Transfer, the Board may from time to time require any U.K. Stockholder or any person named as transferee in any Transfer from a U.K. Stockholder to furnish to the Company such information and evidence as the Board may require, in its sole discretion, regarding any matter which it deems relevant to such purpose. Failing such information or evidence being furnished to the satisfaction of the Board within a reasonable time after such requirement being made, the Board shall be entitled to refuse to record the Transfer in question in the books and records of the Company and such transfer shall be null and void and of no force or effect.

3.2           Successors in Interest. The provisions of this Agreement shall be binding upon the permitted assigns and successors in interest to any of the Stockholders, Two Percent Stockholders or Investors, and such permitted assigns and successors in interest shall execute any documents that the Board may request to evidence such assign’s or successor’s acceptance of the terms of this Agreement.

SECTION 4

AMENDMENTS

4.1           Amendments. This Agreement is subject to amendment only upon the affirmative vote of: (i) the Company, acting through the affirmative vote of at least six of the eight members of the Board; (ii) the Investors (other than the ABS Ventures Stockholders and the W Capital Stockholders); and (iii) the Stockholders, Two Percent Stockholders, W Capital Stockholders and ABS Ventures Stockholders holding a majority-in-interest of the outstanding shares of Capital Stock as among all Stockholders, Two Percent Stockholders, W Capital Stockholders and ABS Ventures Stockholders in the aggregate; provided, however, that no amendment to this Agreement may:

(a)           increase in any material respect the liabilities or obligations of any party to this Agreement, in each case, without the affirmative vote of each such party;

(b)           amend any provisions hereof which require the affirmative vote, consent, action or approval of a specified percentage in interest of the Stockholders without the affirmative vote of such specified percentage in interest of the Stockholders; or

(c)           amend this Section 4.

SECTION 5

RECORDS AND REPORTS; ACCOUNTANTS

5.1           Reports and Filings to Stockholders.

(a)           The Company will use its reasonable best efforts to have sent, as soon as available and in any event within 120 days after the end of each Fiscal Year (subject to reasonable delays in the event of the late receipt of any necessary financial statements of any entity in which the Company holds investments), to each Person who was a Stockholder at any time during the Fiscal Year, an annual report containing annual consolidated and consolidating financial statements of the Company, including, without limitation, a balance sheet as of the end of the Fiscal Year and statements of income, stockholder equity and cash flow for such Fiscal Year, which will be prepared in accordance with generally accepted accounting principles, and such consolidated statements shall be reported on by a firm of independent certified public accountants of recognized international standing.

(b)           The provisions of Section 5.1(a) shall terminate upon the consummation by the Company of a Qualified Public Offering.

SECTION 6

PUBLIC OFFERING

6.1           Each of the Stockholders hereby covenants and agrees that, in the event that the Board determines that the Company shall consummate any public offering, such Stockholder shall cooperate with the Company and take such actions as are reasonably required to effect such public offering, including, but not limited to, providing any necessary consents.

SECTION 7

GENERAL PROVISIONS

7.1           Notices.

(a)           Except as specifically provided elsewhere in this Agreement, all notices, requests, consents or other communications to the Company, to the Board or to any party hereunder shall be in writing (which shall include a facsimile transmission) and shall be given (i) if to the Company, at the address of the Company or to the facsimile number of the Company; (ii) if to a Board member, to such Board member at the address or facsimile number specified in the records of the Company (or, if no address or facsimile number is specified therein, to such Board member care of the Company, at the address or facsimile number of the Company); and (iii) if to a Stockholder, Two Percent Stockholder or Investor, at the address or facsimile number set forth on Schedule A-1, A-2 and A-3; or such other address or facsimile number as the Company, such Board member or such party may hereafter specify by ten (10) days advance written (including facsimile) notice to the others.

(b)           All notices required or permitted hereunder shall be deemed effectively given, when delivered to the address set forth in Section 7.1(a) above: (i) by personal delivery to the party to be notified; (ii) by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.

7.2           Confidentiality. Each Stockholder agrees that such Stockholder shall keep confidential, and shall not disclose to any third Person or use for its own benefit, without the consent of the Board, any information with respect to the Company that is disclosed to such Stockholder by or on behalf of the Company, or any of its Affiliates; provided that a Stockholder may disclose any such information (a) as has become generally available to the public, (b) as may be required in response to any summons or subpoena or in connection with any litigation, (c) to the extent necessary in order to comply with any law, order, regulation or ruling applicable to such Stockholder, (d) to its employees and professional advisers, that it has obtained in good faith from a third party without knowledge of any breach of a secrecy arrangement and (e) that is disclosed to a proposed transferee in connection with a bona fide offer to purchase shares of Capital Stock of the Company provided the proposed transferor obtains an undertaking from the proposed transferee to keep such information confidential in accordance with the provisions of this Section 7.2 prior to such disclosure.

7.3           Entire Agreement. This Agreement (including the schedules attached hereto), together with any other written agreement between or among any Stockholder, Two Percent Stockholder, Investor and the Company including, without limitation, the Investor Rights Agreement, shall constitute the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and shall supersede any prior understanding or agreement, oral or written, with respect thereto, including, but not limited to, the Amended Agreement. In addition, (a) each party to this Agreement who, immediately prior to the date hereof, was a party to that certain Registration Rights Agreement, dated as of July 25, 2001, among the Investors (as defined therein), the Existing Stockholders (as defined therein) and The Proxy Monitor, Inc., hereby agrees to amend such Registration Rights Agreement to effect the termination thereof and, in any event, to waive all of such party’s rights under such Registration Rights Agreement, and (b) each party to this Agreement who, immediately prior to the date hereof, was a party to that certain Stockholders Agreement, dated as of July 25, 2001, among the Institutional Investors (as defined therein), the Management Investors (as defined therein), the Existing Stockholders (as defined therein) and The Proxy Monitor, Inc., hereby agrees to terminate such Stockholders Agreement pursuant to Section 4(b) thereof.

7.4           Binding Effect. Subject to the limitations set forth in Section 7.12, this Agreement and all of the terms and provisions hereof shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective legal representatives, heirs, successors and permitted assigns.

7.5           Severability. If any provision of this Agreement, or the application of such provision to any Person or circumstance or in any jurisdiction, shall be held to be invalid or unenforceable to any extent, (a) the remainder of this Agreement shall not be affected thereby, and each other provision hereof shall be valid and enforceable to the fullest extent permitted by law, (b) as to such Person or circumstance or in such jurisdiction such provision shall be reformed to be valid and enforceable to the fullest extent permitted by law, and (c) the application of such provision to other Persons or circumstances or in other jurisdictions shall not be affected thereby. Any default hereunder by a Person shall not excuse a default by any other Person. Without limiting the generality of the foregoing, if a court of competent jurisdiction determines that this Agreement has been improperly executed (and that the Amended Agreement has been improperly amended) in contravention of Section 6 of the Amended Agreement, then the portions of this Agreement which were so improperly executed (i.e., the portions of the Amended Agreement which were so improperly amended) shall be deemed to revert back to the relevant provision in the Amended Agreement, and this Agreement will be construed to give effect to the provisions of this Agreement to the maximum extent permissible under the circumstances provided that upon the occurrence of a court’s determination as set forth above, this Agreement will remain in full force and effect in accordance with its terms, as so modified.

7.6           Waiver. Neither the failure nor delay on the part of any party hereto to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by: (a) the Company, acting through the affirmative vote of at least six of the eight members of the Board; (b) the Investors (other than the ABS Ventures Stockholders and W Capital Stockholders); and (c) the Stockholders, Two Percent Stockholders, W Capital Stockholders and ABS Ventures Stockholders holding a majority-in-interest of the outstanding shares of Capital Stock as among all Stockholders, Two Percent Stockholders, W Capital Stockholders and ABS Ventures Stockholders in the aggregate.

7.7           Governing Law. This Agreement, and all rights, remedies and obligations of the parties hereunder, shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflict of laws.

7.8           Judicial Proceedings. In any judicial proceeding involving any dispute, controversy or claim arising out of or relating to this Agreement or the Company or its operations, each of the parties (except for any Stockholder that constitutes a sovereign entity that is a State of the United States or a political subdivision thereof) unconditionally accepts the non-exclusive jurisdiction and venue of any United States District Court located in the State of Delaware, or of the Court of Chancery of the State of Delaware, and the appellate courts to which orders and judgments thereof may be appealed. In any such judicial proceeding, the parties agree that in addition to any method for the service of process permitted or required by such courts, to the fullest extent permitted by law, service of process may be made by prepaid certified mail with a proof of mailing receipt validated by the United States Postal Service constituting evidence of valid service. EACH OF THE PARTIES HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING ANY DISPUTE, CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR RELATING TO THE COMPANY OR ITS OPERATIONS.

7.9           Table of Contents, Headings and Captions. The table of contents, headings, subheadings and captions contained in this Agreement are included for convenience of reference only, and in no way define, limit or describe the scope of this Agreement or the intent of any provision hereof.

7.10         Counterparts. This Agreement and any amendment hereto may be signed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one agreement (or amendment, as applicable).

7.11         Assignment of Rights; Binding Effect.

(a)           The rights and obligations of the parties under this Agreement may not be assigned or otherwise Transferred (whether voluntarily or involuntarily, by operation of law or otherwise) to any other Person, except in connection with a Transfer of shares of Capital Stock made in compliance with the provisions of this Agreement and, with respect to the Investors and the Two Percent Stockholders, the Investor Rights Agreement or, in the case of the Company, to its successor or assign; provided that in connection with any Transfer of shares of Capital Stock by a party hereto, as a condition to such Transfer, such party shall cause the transferee to become a party to this Agreement and execute an Instrument of Adherence, to the same extent the transferor is so bound hereunder with respect to such shares of Capital Stock.

(b)           Neither this Agreement nor any provision hereof is intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

7.12         Duration of Agreement.

(a)           The obligations of each party hereunder shall remain binding upon such party until such time as: (i) this Agreement has been terminated pursuant to subsection (b); or (ii) as to a Stockholder, Two Percent Stockholder or Investor, when such Stockholder, Two Percent Stockholder or Investor has transferred all shares of Capital Stock owned by such party.

(b)           Except as otherwise expressly provided herein, this Agreement shall terminate and all rights and obligations hereunder shall cease, upon the first to occur of: (A) the closing of the Qualified Public Offering; (B) the written agreement of each of the parties hereto who still owns shares of Capital Stock to such termination; and (C) if all holders of shares of Capital Stock transfer to a third party pursuant to Section 3.1(e) hereof.

7.13         Enforcement. Each party acknowledges that irreparable damage would occur to the other parties hereto in the event that any of the provisions of this Agreement were not performed by such party in accordance with their specific terms or were otherwise breached by such party and that money damages would not provide an adequate remedy to the non-breaching parties. It is accordingly agreed that the non-breaching parties hereto shall be entitled to seek an injunction and other equitable remedies to prevent breaches by the breaching party of this

Agreement and to enforce specifically the terms and provisions hereof in any court specified pursuant to Section 7.9 hereof, this being in addition to any other remedy to which such non-breaching parties may be entitled at law or in equity or otherwise.

7.14         Interpretation and Construction. This Agreement has been negotiated by the respective parties hereto and their legal counsel and the language hereof will not be construed for or against any party. Where a reference in this Agreement is made to a Section or Schedule such reference shall be to a Section of or Schedule to this Agreement unless otherwise indicated. Where the reference “hereof,” “hereby” or “herein” appears in this Agreement, such reference shall be deemed to be a reference to this Agreement as a whole. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.”  Words denoting the singular include the plural, and vice versa, and references to it or its or words denoting any gender shall include all genders. References to “$” or “dollars” mean U.S. dollars unless otherwise specified.

7.15         Additional Parties. Except as otherwise determined by the Board, the Company shall take all necessary action to ensure that each Person (other than a Person serving as a Director who is an Investor Designee) who shall after the date hereof acquire shares of Capital Stock, including by way of the exercise of options granted under the Option Plans, shall become a party to this Agreement by executing and delivering to the Company an Instrument of Adherence, and such additional party shall thereafter be added to the Schedules hereto, without the consent of the other parties hereto. The foregoing notwithstanding: (a) if and when any Stockholder shall become a Two Percent Stockholder, such Stockholder shall automatically, without any further action on the part of the Company or the other parties hereto, become a Two Percent Stockholder and shall become a party to the Investor Rights Agreement by signing an Instrument of Adherence thereto; and (b) if and to the extent any Two Percent Stockholder shall thereafter cease to be a Two Percent Stockholder by reason of such Person’s percentage ownership interest in the Company on a fully diluted basis falling below two percent (2%), such Person shall automatically, without any further action on the part of the Company or the other parties hereto, become a Stockholder hereunder. The Company shall update the Schedules attached to this Agreement to reflect the changes contemplated by this Section 7.15 and permissible Transfers under this Agreement which updates shall not be considered amendments under this Agreement.

[SIGNATURE PAGES FOLLOW]

COUNTERPART SIGNATURE PAGE

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be signed by it or its duly authorized officer, partner, member or manager, as the case may be, as of the date and year first above written.

RISKMETRICS GROUP, INC.
(f/k/a RMG Holdco, Inc.)

By:	/s/ Ethan Berman
Name:	Ethan Berman
Title:	Chief Executive Officer

RISKMETRICS SOLUTIONS, INC.
(f/k/a RiskMetrics Group, Inc.)

By:	/s/ Marc Ethan Berman
Name:	Marc Ethan Berman
Title:	President

Signature page to Amended and Restated Stockholders Agreement

STOCKHOLDERS:

THE DONNA FEENEY LIFE INTEREST TRUST

By:	IMAGEMEXICO LIMITED

By:	/s/ Ethan Berman
Ethan Berman
Director

By:	/s/ Martin Spencer
Martin Spencer
Director/Secretary

THE DAVID FLETCHER LIFE INTEREST
TRUST

By:	IMAGEMEXICO LIMITED

By:	/s/ Ethan Berman
Ethan Berman
Director

By:	/s/ Martin Spencer
Martin Spencer
Director/Secretary

THE ROBERT FRASER LIFE INTEREST TRUST

By:	IMAGEMEXICO LIMITED

By:	/s/ Ethan Berman
Ethan Berman
Director

By:	/s/ Martin Spencer
Martin Spencer
Director/Secretary

Signature page to Second Amended and Restated Stockholders Agreement

THE MANUEL L. RENSINK LIFE INTEREST
TRUST

By:	IMAGEMEXICO LIMITED

By:	/s/ Ethan Berman
Ethan Berman
Director

By:	/s/ Martin Spencer
Martin Spencer
Director/Secretary

THE MARTIN SPENCER LIFE INTEREST
TRUST

By:	IMAGEMEXICO LIMITED

By:	/s/ Ethan Berman
Ethan Berman
Director

By:	/s/ Martin Spencer
Martin Spencer
Director/Secretary

Signature page to Second Amended and Restated Stockholders Agreement

COUNTERPART SIGNATURE PAGE

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be signed by it or its duly authorized officer, partner, member or manager, as the case may be, as of the date and year first above written.

TWO PERCENT STOCKHOLDERS:

By:	/s/ Marc Ethan Berman
Name: Marc Ethan Berman

BRITEL FUND NOMINEES LIMITED.
c/o Hermes USA Investors Venture, L.L.C.

By:	/s/ David Burrowes
Name: David Burrowes
Title: Authorized Signatory

Signature page to Second Amended and Restated Stockholders Agreement

COUNTERPART SIGNATURE PAGE

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be signed by it or its duly authorized officer, partner, member or manager, as the case may be, as of the date and year first above written.

STOCKHOLDERS:

SPECTRUM EQUITY INVESTORS IV, L.P.

By:	Spectrum Equity Associates IV, L.P.,
Its General Partner

	By:	/s/ William P. Collatos
	Name:	William P. Collatos
	Its:	General Counsel

SPECTRUM EQUITY INVESTORS PARALLEL IV, L.P.

By:	Spectrum Equity Associates IV, L.P.,
Its General Partner

	By:	/s/ William P. Collatos
	Name:	William P. Collatos
	Its:	General Partner

SPECTRUM IV INVESTMENT MANAGERS’ FUND, L.P.

By:	/s/ William P. Collatos
Name:	William P. Collatos
Its:

Signature page to Second Amended and Restated Stockholders Agreement

COUNTERPART SIGNATURE PAGE

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be signed by it or its duly authorized officer, partner, member or manager, as the case may be, as of the date and year first above written.

STOCKHOLDERS:

TCV V, L.P.

By:	Technology Crossover Management V, L.L.C.,
Its General Partner

	By:	/s/ Robert C. Bensky
	Name:	Robert C. Bensky
	Its:	Attorney in Fact

TCV MEMBER FUND, L.P.

By:	Technology Crossover Management V, L.L.C.,
Its General Partner

	By:	/s/ Robert C. Bensky
	Name:	Robert C. Bensky
	Its:	Attorney in Fact

Signature page to Second Amended and Restated Stockholders Agreement

COUNTERPART SIGNATURE PAGE

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be signed by it or its duly authorized officer, partner, member or manager, as the case may be, as of the date and year first above written.

STOCKHOLDERS:

GENERAL ATLANTIC PARTNERS 78, L.P.

By:	General Atlantic Partners, LLC,
Its General Partner

	By:	/s/ Steven A. Denning
	Name:	Steven A. Denning
	Its:	Chairman

GAPSTAR, LLC

By:	General Atlantic Partners, LLC,
Its Sole Member

	By:	/s/ Steven A. Denning
	Name:	Steven A. Denning
	Its:	Chairman

GAP COINVESTMENTS III, LLC

By:		/s/ Steven A. Denning
Name:		Steven A. Denning
Its:		A Managing Member

GAP COINVESTMENTS IV, LLC

By:	/s/ Steven A. Denning
Name:	Steven A. Denning
Its:	A Managing Member

GAPCO GMBH & CO. KG

By:	GAPCO Management GmbH,
Its General Partner

	By:	/s/ Steven A. Denning
	Name:	Steven A. Denning
	Its:	Managing Director

Signature page to Second Amended and Restated Stockholders Agreement

COUNTERPART SIGNATURE PAGE

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be signed by it or its duly authorized officer, partner, member or manager, as the case may be, as of the date and year first above written.

STOCKHOLDERS:

ABS VENTURES VIII L.P.

By:	Zolo LLC,
Its General Partner

	By:	/s/ R. William Burgess, Jr.
	Name:	R. William Burgess, Jr.
	Its:	Senior Manager

Signature page to Second Amended and Restated Stockholders Agreement

COUNTERPART SIGNATURE PAGE

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be signed by it or its duly authorized officer, partner, member or manager, as the case may be, as of the date and year first above written.

STOCKHOLDERS:

W CAPITAL PARTNERS, L.P.

By:	WCP 2003, LLC,
Its General Partner

	By:	/s/ Stephen Wertheimer
	Name:	Stephen Wertheimer
	Its:	Managing Member

W CAPITAL PARTNERS 2003, L.P.

By:	WCP-I, LLC,
Its General Partner

	By:	/s/ Stephen Wertheimer
	Name:	Stephen Wertheimer
	Its:	Managing Member

Signature page to Second Amended and Restated Stockholders Agreement

COUNTERPART SIGNATURE PAGE

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be signed by it or its duly authorized officer, partner, member or manager, as the case may be, as of the date and year first above written.

STOCKHOLDERS

/s/ Rosemary Arthur
Rosemary Arthur

/s/ Peter Benson
Peter Benson

/s/ Oleg Berfirer
Oleg Berfirer

/s/ August Binder
August Binder

/s/ Thomas A. Burns
Thomas A. Burns

/s/ Hunter Cadzow
Hunter Cadzow

/s/ Thomas H. Clough
Thomas H.Clough

/s/ Rob Dinning
Rob Dinning

/s/ Gregory Elmiger
Gregory Elmiger

/s/ Christopher C. Finger
Christopher C. Finger

/s/ Adrienne Foley
Adrienne Foley

/s/ Beth Gaspich
Beth Gaspich

/s/ Stephen Gorin
Stephen Gorin

/s/ Michael Greten
Michael Greten

/s/ Eileen B. Hahn
Eileen B. Hahn

/s/ Stephen Harvey
Stephen Harvey

/s/ James Howe
James Howe

/s/ Jocelyn E. Jacknis
Jocelyn E. Jacknis

/s/ PhilipJ. Jacob
PhilipJ. Jacob

/s/ Chithra Krishnamurthi
Chithra Krishnamurthi

/s/ Alan Laubsch
Alan Laubsch

/s/ Malin Hedlund
Malin Hedlund

/s/ Alvin Y. Lee
Alvin Y. Lee

/s/ Ruben Maldonado
Ruben Maldonado

/s/ Michael J. McCarthy
Michael J. McCarthy

/s/ Collin McClain
Collin McClain

/s/ Jason Mirsky
Jason Mirsky

/s/ Pradeep Menon
Pradeep Menon

/s/ Trina C. Muehring
Trina C. Muehring

/s/ Martin Nemeth
Martin Nemeth

/s/ Ken Parker
Ken Parker

/s/ Eric M. Presser
Eric M. Presser

/s/ James Robb
James Robb

/s/ Paul Schmitter
Paul Schmitter

/s/ Thomas Ta
Thomas Ta

/s/ Mohon Vema
Mohon Vema

/s/ Jingping Wang
Jingping Wang

/s/ Gavin Watson
Gavin Watson

Gavin W. Watson Family Trust

By:	/s/ Denis E. Loncto
Denis E. Loncto
Title:	Trustee

/s/ Chanoine Webb
Chanoine Webb

ABS Ventures VIII L.P.

By:	Zolo LLC, its General Partner
By:	Calvert Caymans I L.L.C., its
managing member

By:	/s/ R. William Burgess Jr.
R. William Burgess Jr.
Title:	Senior Manager

Ariana S. F. Gregg Trust 1991

By:	/s/ John P.M. Higgins
John P.M. Higgins
Trustee

Barbara Lynn Allison GST Trust
1990

By:	/s/ Dwight L. Allison III
Dwight L. Allison III
Trustee

/s/ Andrew P. Barowsky
Andrew P. Barowsky

/s/ Sandy P.M. Bowers
Sandy P.M. Bowers

Bryan S. Monks Revocable TF
1998

By:	/s/ John P.M. Higgins
John P.M. Higgins

CM Opportunity Fund LLC

By:	/s/ Robert Davidoff
Robert Davidoff
Title:	Managing Member

CMNY Capital II, L.P.

By:	/s/ Robert Davidoff
Robert Davidoff
Title:	General Partner

/s/ Richard L. Cohen
Richard L. Cohen

/s/ Anne Childs Collins
Anne Childs Collins

Polly Danziger Family Investments
L.L.C.

By:	/s/ Michael Danziger
Michael Danziger
Title:	Manager

/s/ Richard Dorfman
Richard Dorfman

Dwight L. Allison III GST Trust
1990

By:	/s/ Dwight L. Allison III
Dwight L. Allison III
Title:	Trustee

Dwight L. Allison III Annual Gift Trust 1998

By:	/s/ Dwight L. Allison III
Dwight L. Allison III
Title:	Trustee

Ellen M. Higgins Trust 1996

By:	/s/ John P.M. Higgins
John P.M. Higgins
Title:	Trustee

/s/ David Forman
David Forman

George G. Herrick Trust 1991

By:	/s/ John P.M. Higgins
John P.M. Higgins
Title:	Trustee

/s/ James E. Heard
James E. Heard

/s/ Nicholas H.S Higgins
Nicholas H.S Higgins

Felpe F.E. Higgins

By:	/s/ Nicholas H.S. Higgins
Nicholas H.S. Higgins
Title:	Trustee

J. Nicholas Kearns Trust 1993

By:	/s/ John P.M. Higgins
John P.M. Higgins
Title:	Trustee

Jane S. Allison Trust 1998

By:	/s/ Dwight L. Allison III
Dwight L. Allison III
Title:	Trustee

/s/ David Lakari
David Lakari

Lauri A. Dixon GST Trust 1990

By:	/s/ Dwight L. Allison III
Dwight L. Allison III
Title:	Trustee

/s/ Donald A. Leeber
Donald A.Leeber

/s/ William M. Mackenzie
William M. Mackenie

Mathew C. Allison Gift Trust 1998

By:	/s/ Dwight L. Allison III
Dwight L. Allison III
Title:	Trustee

/s/ Catherine McCall
Catherine McCall

/s/ Barbara P. Monks
Barbara P. Monks

/s/ George G. Monks
George G. Monks

/s/ Robert C.A. Monks
Robert C.A. Monks

/s/ William F. K. Monks
William F.K. Monks

/s/ Peter L. Murray
Peter L. Murray

Ram Capital LLC

By:	/s/ John P.M. Higgins
John P.M. Higgins
Title:	Manager

/s/ John J. Riley III
John J. Riley III

/s/ Michael Schield
Michael Schield

SBA, Receiver for Sterling/Carl Marks Capital, Inc.

By:	/s/ Thomas G. Morris
Thomas G. Morris
Title:	Director, o/l, SBA

Tatiana P. Fischer Intervivos Revocable Trust

By:	/s/ John P.M. Higgins
John P.M. Higgins
Title:	Trustee

FAPCE sprl

By:	/s/ Jean-Nicolas Caprasse
Jean-Nicolas Caprasse
Title:	Gerant

Britel Fund Nominees Limtied

By:	/s/ David Burrones
David Burrones
Title:	Authorized Signatory

ANNEX I

RISKMETRICS GROUP, INC.

Instrument of Adherence

The undersigned,                                                , in order to become the owner or holder of                 shares of the Common Stock of RiskMetrics Group, Inc., a Delaware corporation (the “Company”), hereby agrees to become a party to that certain Second Amended and Restated Stockholders Agreement, dated as of January 11, 2007 (as the same may be amended from time to time in accordance with its terms, the “Agreement”), among the Company, the Stockholders (as defined therein), the Investors (as defined therein) and the Two Percent Stockholders (as defined therein), and to be bound by all provisions thereof. The undersigned agrees to become [check which applies]

[    ]         a Stockholder;

[    ]         an Investor; or

[    ]         a Two Percent Stockholder;

under the terms of the Agreement. This Instrument of Adherence shall take effect and shall become a part of said Agreement immediately upon execution by the undersigned hereto and acceptance thereof by the Company.

Executed as of the date set forth below:

Signature:	ACCEPTED:
Name:	RISKMETRICS GROUP, INC.
By:	By:
Address:	Name:
Title:

Social Security No.:
Date:	Date:

SCHEDULE A-1

Schedule of Stockholders

Name and Address	No. of Shares of Common Stock

Ariana S.F. Gregg Trust 1991	1,364
c/o John P. Higgins, Trust
RAM Trust Services
45 Exchange Street
Portland, ME 04101

Rosemary Arthur	1,147
1180 East 52nd Street
Brooklyn, NY 11234

Barbara Lynn Allison GST Trust 1990	1,269
24 Goss Road
North Hampton, NH 03862

Andrew P. Barowsky	5,840
c/o Lepage Bakeries
County Kitchen Plaza
P.O. Box 1900
Auburn, ME 04211

Peter S. Benson	20,000
1707 Shadford Road
Ann Arbor, MI 48104

Oleg Berfirer	200
9 Murdock Court, #2J
Brooklyn, NY 11223

Peter J. Bernard	250,000
42 Washington Street
Sherburn, MA 01770

Augustina Binder	250
1009 Wade Avenue
Apt. 542
Raleigh, NC 27605

Sandy P.M. Bowers	1,384
Ram Trust Services, Inc.
Attn: Michael Wood
45 Exchange Street
Portland, Maine 04101

Bryan S. Monks Revocable Trust 1998	1,384
c/o John P. Higgins, Trustee
RAM Trust Services
45 Exchange Street
Portland, ME 04101

Thomas A. Burns	1,000
92 Colony Drive
Saline, MI 48176

James Hunter Cadzow	400
3905 Mayfair Drive
Norman, OK 73072

Jean-Nicolas Caprasse	2,107
FAPCE SPRL
Avenue Saint Dominique 9
1950 Kraainem, Belgium

Thomas H. Clough	2,375
43 Jane Street, Apt. 3 FW
New York, NY 10014

CM Opportunity Fund LLC Total	21,319
c/o Debra Glickman
900 Third Avenue, 33rd Floor
New York, NY 10022

CMNY Capital II, L.P.	23,101
c/o Debra Glickman
900 Third Avenue, 33rd Floor
New York, NY 10022

Richard L. Cohen	7,300
5600 Wisconsin Avenue, #1309
Chevy Chase, MD 20815

Anne Childs Collins	2,091
Ram Trust Services, Inc.
Attn: Michael Wood
45 Exchange Street
Portland, Maine 04101

Robin Scott Dinning	15,000
255 West 94th Street
Apt. 7G
New York, NY 10005

Richard Dorfman	2,471
Richard Alan Inc.
410 Park Avenue, 15th Floor
New York, NY 10022

Lori Dunbar	938
18 Marjorie Drive
Toms River, NJ 08755

Dwight L. Allison III GST Trust 1990	1,269
24 Goss Road
North Hampton, NH 03862

Dwight L. Allison IV Annual Gift Trust 1998	4,349
24 Goss Road
North Hampton, NH 03862

Ellen M. Higgins Trust 1996	961
c/o John P. Higgins, Trustee
Ram Trust Services
45 Exchange Street
Portland, ME 04101

Gregory Elminger	25,000
43 Greentree Terrace
Lincroft, NJ 07738

ImageMexico Limited, as trustee for	2,000
The Donna Feeney Life Interest Trust
St. Bartholomew House
92 Fleet Street
London EC4Y 1DG

Christopher C. Finger	40,000
160 Bond Street
Brooklyn, NY 11217

ImageMexico Limited, as trustee for	18,400
The David Fletcher Life Interest Trust
St. Bartholomew House
92 Fleet Street
London EC4Y 1DG

Adrienne Foley	1,000
144 E. Spring Street
Somerville, NJ 08876

David Forman	1,895
579 Sagamore Avenue, Unit 116
Portsmouth, NH 03801

ImageMexico Limited, as trustee for	40,000
The Robert Fraser Life Interest Trust
St. Bartholomew House
92 Fleet Street
London EC4Y 1DG

Beth Gaspich	60,000
79 Connolly Drive
Milltown, NJ 08850

George G. Herrick Trust 1991	2,091
c/o John P. Higgins, Trustee
RAM Trust Services
45 Exchange Street
Portland, ME 04101

Stephen E. Gorin	10,000
84 E Crescent Avenue
Allendale, NJ 07401

Michael Greten	500
52 Marion Avenue
Springfield, NJ 07081

Eileen B. Hahn	1,000
257 Central Park West, Apt. 12G
New York, New York 10024

Stephen Harvey	5,000
41 West 82nd Street, Apt. 7A
New York, New York 10024

James E. Heard	18,472
9909 Connecticut Avenue
Kensington, MD 20895

Nicholas H.S. Higgins	548
Ram Trust Services, Inc.
Attn: Michael Wood
45 Exchange Street
Portland, ME 04101

Phillip F.E. Higgins	230
RAM Trust Services
c/o John Higgins
45 Exchange Street
Portland, ME 04101

J. Nicholas Kearns Trust 1993	941
RAM Trust Services
c/o John P.M. Higgins, Trustee
45 Exchange Street
Portland, ME 04101

Jane S. Allison Trust – 1998	18,881
24 Goss Road
North Hampton, NH 03862

James W. Howe	1,000
1194 Bandera Drive
Ann Arbor, MI 48103

Jessica G. Kearns Trust 1992	941
RAM Trust Services
c/o John P.M. Higgins, Trustee
45 Exchange Street
Portland, ME 04101

Jocelyn E. Jacknis	17,500
29 Red Ground Road
Roslyn Heights, NY 11577

Philip Jacob	800
451 37th Street
Brooklyn, NY 11232

Julian D. Fischer Revocable Trust 1995	470
c/o John P. Higgins, Trustee
RAM Trust Services
45 Exchange Street
Portland, ME 04101

Prasanna Kabra	5,777
991 Bukit Timah Road
#09-11, Chempaka Court
Singapore – 589630

Chithra Kirshnamurthi	375
1108 Preston Avenue
Charlottesville, VA 22903

David Lakari	1,672
Renewal Housing Associates LLC
One Longfellow Square, 3rd Floor
Portland, ME 04101

Alan J. Laubsch	59,720
Ambassador’s Court, Apt 446
76/1 Soi Langsuan, Plonchit Road
Lumpini, Pathumwan
Bangkok 10330

Malin Hedlund Laubsch	6,500
Ambassador’s Court, Apt 446
76/1 Soi Langsuan, Plonchit Road
Lumpini, Pathumwan
Bangkok 10330

Laurie A. Dixon GST Trust 1990	1,269
24 Goss Road
North Hampton, NH 03862

Donald A. Leeber	4,840
960 Cape Marco Drive, #1504
Marco Island, FL 34145

Alvin Yin-Hang Lee	80,000
22 Holland Drive, #18-22
Singapore 270022

William M. Mackenzie	1,269
c/o Institutional Shareholder Services Canada Corp.
67 Yonge Street, Ste 1400
Toronto, Ontario, CAN M5E1J8

Ruben Maldonado	3,250
447 West 56th Street, Apt. 1W
New York, New York 10019

Mathew C. Allison Annual Gift Trust 1998	4,349
24 Goss Road
North Hampton, NH 03862

Catherine McCall	279
c/o Institutional Shareholder Services Canada
67 Yonge Street, Ste 1400
Toronto, Ontario, CAN M5E 1J8

Michael J. McCarthy	5,000
108 Little Silver Parkway
Little Silver, NJ 07739

Collin J. McClain	800
1288 Covington Drive
Saline, MI 48176

Pradeep Menon	15,000
38 Benbow House, 24, New Globewack
London SE1 9DS

Jason S. Mirsky	1
83 South State Road
Briarcliff Manor, NY 10510

Barbara P. Monks	2,508
Monks O’Neil Development LLC
One City Center
Portland, ME 04101

George G. Monks, Jr.	2,937
Ram Trust Services, Inc.
Attn: Michael Wood
45 Exchange Street
Portland, Maine 04101

Robert C.S. Monks	24,314
Monks O’Neil Development LLC
One City Center
Portland, ME 04101

William F.K. Monks	2,937
Ram Trust Services, Inc.
Attn: Michael Wood
45 Exchange Street
Portland, Maine 04101

Trina C. Muehring	1,600
2825 Misty Ridge Drive
Norman, OK 73071

Peter L. Murray	892
Ram Trust Services, Inc.
Attn: Michael Wood
45 Exchange Street
Portland, Maine 04101

Martin Nemeth	1,000
81 Whiskey Lane
Flemington, NJ 08822

David Nordahl	500
12501 Maguire Road
Noble, OK 73068

Kenneth L. Parker	100,000
341 W. Chestnut
Noble, OK 73068

Polly-Danziger Family Investments, LLC	2,428
c/o Michael Danziger
7 Pollack Drive
Marlboro, NJ 07746

Eric Michael Presser	2,000
545 West End Avenue
Apt. 3E
New York, NY 10024-2723

ImageMexico Limited, as trustee for
The Manuel L. Rensink Life Interest Trust	2,400
St. Bartholomew House
92 Fleet Street
London EC4Y 1DG

Ram Capital LLC	72,641
RAM Trust Services
c/o John P. Higgins, Trustee
45 Exchange Street
Portland, ME 04101

John J. Riley, III	1,472
275 Durham Point Road
Durham, NH 03824

James Robb	3,500
1 Fourth Place, Apt. 1
Brooklyn, NY 11231

Michael Schield	2,780
2744 Blackhawk Rd
Wilmette, IL 60091

Paul. D. Schmitter	100
2116 Vinewood Blvd
Ann Arbor, MI 48104

Sterling/Carl Marks Capital, Inc.	7,685
SBA, Receiver for Sterling/Carl Marks Capital, Inc.
666 11th Street, N.W., Suite 200
Washington, DC 20001
Attention: Charles Fulford

ImageMexico Limited, as trustee for
The Martin Spencer Life Interest Trust	25,336
St. Bartholomew House
92 Fleet Street
London EC4Y 1DG

Tatiana P. Fischer Intervivos Revocable Trust	470
RAM Trust Services
c/o John P.M. Higgins, Trustee
45 Exchange Street
Portland, ME 04101

Thomas K. Ta	600
Flat 9, 100 Drayton Park
London N5 1NF UK

Terrence Tierney	1,000
626 Raymon Street
Westfield, NJ 07090

Mohan Verma	20,000
9 Timber Acres Road
Springfield, NJ 07081

Alexander Vingardt	600
1665 E. 7th Street, Apt. 6C
Brooklyn, NY 11230

Jingping Wang	2,000
8 Upton Road
Westborough, MA 01581

Warburg Pincus Private Equity VIII, L.P.	389,855
c/o Mark Colodny
466 Lexington Ave, 11th Floor
New York, NY 10017

Gavin W. Watson	24,000
58 Horseshoe Road
Darien, CT 06820

Douglas E. Way	800
2211 Iroquois
Detroit, MI 48214

Chanoine Webb	4,667
130 Wilmot Street
London E20BU

Jack M. West	800
2812 Misty Ridge Drive
Norman, OK 73071

Xia (Tracy) Xiao	800
7368 Village Square Drive
Apt. #1827
Castle Rock, CO 80108

SCHEDULE A-2

Schedule of Two Percent Stockholders

Name and Address	No. of Shares of Common Stock

Marc Ethan Berman	2,400,000	*
c/o RiskMetrics Group, Inc.
One Chase Manhattan Plaza, 44th Floor
New York, NY 10005
(212) 981-7416

* Shares held by Ethan Berman as trustee for the Trust under agreement dated August 18, 2000 between Ethan Berman, as Grantor and Ethan Berman, as Trustee.

Britel Fund Nominees Limited	464,470
c/o Hermes USA Investors Venture, L.L.C.
Attn: Corinna Arnold
Lloyds Chambers
1 Portsoken Street
London, England E18HZ

SCHEDULE A-3

Schedule of Investors

Name and Address		No. of Shares of Common Stock

Spectrum Equity Investors IV, L.P.		5,240,000
Spectrum Equity Investors Parallel IV, L.P.		30,933
Spectrum Investment Managers’ Fund, L.P.		62,400
c/o Spectrum Equity Investors		5,333,333
One International Place, 29th Floor
Boston, MA 02110
Main: (617) 464-4600
Fax: (617) 464-4601

General Atlantic Partners 78, L.P.		4,920,556
Gapstar, LLC		66,667
GAP Coinvestments III, LLC		268,334
GAP Coinvestments IV, LLC		72,233
c/o General Atlantic Service Corporation		5,333,333
Three Pickwick Plaza, Suite 200
Greenwich, CT 06830
Main: (203)-629-8600
Fax: (203) 632-8818

TCV V, L.P.		2,302,431
TCV V Member Fund, L.P.		43,490
Technology Crossover Ventures		2,345,921
528 Ramona Street
Palo Alto, CA 94301
Attention: Rick Kimball
Phone:	(650) 614-8200
Fax:	(650) 614-8222

ABS Ventures VIII, L.P.		400,000
890 Winter Street, Suite 225
Waltham, MA 02451
Attention: Pierre Suhrke
Phone:	(781) 250-0408
Fax:	(781) 250-0345

W Capital Partners, L.P.		160,000
W Capital Partners 2003, L.P.		160,000
245 Park Avenue		320,000
New York, NY 10167
Attention: Stephen Wertheimer
Phone:	(212) 355-0770
Fax:	(212) 202-3979